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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 22, 2004

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
                    STRATS(SM) TRUST FOR DAIMLERCHRYSLER NA
                      HOLDING SECURITIES, SERIES 2004-10
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            (Exact Name of Registrant as Specified in Its Charter)

                                 333-111858-05
   Delaware                       001-32281               52-2316339
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State or Other                (Commission Number)     (I.R.S. Employer
Jurisdiction of                                       Identification No.)
Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                     28288
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR DAIMLERCHRYSLER NA HOLDING SECURITIES, SERIES
2004-10, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-10 in respect of the Trust dated as of August 6, 2004 (the "Series Supplement").

Item 8.01. Other Events

a) On December 22, 2004, Synthetic Fixed-Income Securities, Inc. surrendered 858,200 STRATS(SM) Certificates, Series 2004-10 held by it having an aggregate stated amount equal to $21,455,000 to the Trust in exchange for a distribution of DaimlerChrysler North America Holding Corporation 6.50% Notes due 2013, having a principal balance equal to $21,455,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

   After giving effect to the above exchange of Certificates, as of the close of business on December 22, 2004, $3,545,000 aggregate principal amount of DaimlerChrysler North America Holding Corporation 6.50% Notes due 2013 are held by the Trust, and 141,800 Certificates representing $3,545,000 aggregate Certificate Principal Balance are outstanding.

b) On December 22, 2004, Section 39 of the Series Supplement was amended as follows: in subsection (a), "September 15, 2005" was deleted and replaced by "September 15, 2004".









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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                         By: /s/ Jimmy Whang
                                             ----------------------
                                         Name:   Jimmy Whang
                                         Title:  Director



Date:  December 22, 2004

















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